CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.74

Execution Version

SECOND AMENDMENT TO THE COMMON TERMS AGREEMENT AND CONSENT

TO THE CREDIT FACILITY AGREEMENT

This SECOND AMENDMENT TO THE COMMON TERMS AGREEMENT AND CONSENT TO THE CREDIT FACILITY AGREEMENT (this “Second Amendment”), dated as of January 26, 2021, is in respect of (a) the Common Terms Agreement, dated as of August 19, 2019, by and among Venture Global Calcasieu Pass, LLC, a Delaware limited liability company (the “Borrower”), TransCameron Pipeline, LLC (the “Guarantor”), Natixis, New York Branch, as the Credit Facility Agent on behalf of itself and the Credit Facility Lender Parties (in such capacity, the “Credit Facility Agent”), each other Facility Agent that is Party thereto from time to time on behalf of itself and the Facility Lenders under its Facility Agreement, and Mizuho Bank, Ltd., as the Intercreditor Agent for the Facility Lenders (in such capacity, the “Intercreditor Agent”), as amended by that certain Consent and Amendment to the Common Terms Agreement and Consent to the Credit Facility Agreement (the “First Amendment”), dated as of December 28, 2020, by and among Borrower, Guarantor, the Credit Facility Lenders party thereto, Credit Facility Agent and Intercreditor Agent (as so amended and as may be amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”) and (b) the Credit Facility Agreement, dated as of August 19, 2019 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Facility Agreement”), by and among the Borrower, the Guarantor, the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time, the Credit Facility Agent, and solely for purposes of Section 3.06 thereof, Mizuho Bank (USA), as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement, or if not defined therein, the Credit Facility Agreement. For all purposes of this Second Amendment, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.2 of Schedule A (Common Definitions and Rules of Interpretation) of the Common Terms Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

WHEREAS, the Borrower has requested that the Credit Facility Lenders under the Credit Facility Agreement (collectively, the “Lenders” and each individually, a “Lender”), the Credit Facility Agent and the Intercreditor Agent consent and agree, and the Lenders constituting the Required Lenders, the Credit Facility Agent and the Intercreditor Agent are willing to consent and agree, to amend the Commons Terms Agreement on the terms and conditions set forth herein and in accordance with Section 23.15 of the Commons Terms Agreement, Section 4 of the Intercreditor Agreement and Section 11.01 of the Credit Facility Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Consent and Amendment. Upon the effectiveness of this Second Amendment in accordance with Section 2 below, each of the Lenders party hereto, the Credit Facility Agent (at the direction of Required Lenders) and the Intercreditor Agent hereby consent and agree to amend the Common Terms Agreement as follows:

1.1 Section 12.5(h) (Material Project Agreements) of the Common Terms Agreement shall be amended by replacing the references to “such Subsequent Material Project Agreement” in clauses (i), (ii), (iii) and (v) thereof with “such new Material Project Agreement or such Subsequent Material Project Agreement”.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

1.2 Clause (l) of the definition of “Material Project Agreements” set forth on Section 1.3 of Schedule A of the Common Terms Agreement shall be amended by replacing the reference to “three (3) years” in clause (A) thereof with “five (5) years”.

1.3 Clause (m) of the definition of “Material Project Agreements” set forth on Section 1.3 of Schedule A of the Common Terms Agreement shall be amended by replacing the reference to “(k)” with “(l)”.

1.4 Clause (n) of the definition of “Material Project Agreements” set forth on Section 1.3 of Schedule A of the Common Terms Agreement shall be amended by replacing the reference to “(l)” with “(m)”.

1.5 The definition of “Material Project Counterparties” set forth on Section 1.3 of Schedule A of the Common Terms Agreement shall be amended by deleting such definition in its entirety and replacing it with the following:

“Material Project Counterparties” means each of the Construction Contractors, the Initial LNG Buyers, Shell Oil Company, Galp Energia, SGPS, S.A., BP International Limited, Repsol Exploracion, S.A., Texas Eastern Transmission, LP, ANR Pipeline Company, Bridgeline Holdings, L.P., EnLink Midstream Operating, LP, Sabine Pipe Line LLC, Indigo Minerals LLC, Calcasieu Pass Operations, LLC, Venture Global Services, LLC, TransCameron Operations, LLC, Henry Venture, LLC, JADP Venture, LLC, General Electric Company, McDermott International, Inc., Honeywell International Inc., CP Marine Offloading, LLC and each other party (other than an Obligor) to a Material Project Agreement.

1.6 The definition of “Permitted Payments” set forth on Section 1.3 of Schedule A of the Common Terms Agreement shall be amended by replacing the reference to “Material Project Documents” in clause (a) thereof with “Material Project Agreements”.

1.7 The definition of “Subsequent Material Project Agreement” set forth on Section 1.3 of Schedule A of the Common Terms Agreement shall be amended by replacing the reference to “three (3) years” in clause (b) thereof with “five (5) years”.

Section 2. Effectiveness. This Second Amendment shall become effective as of the date hereof only upon delivery of executed counterparts of this Second Amendment by each of (a) the Borrower, (b) the Guarantor, (c) the Intercreditor Agent, (d) the Credit Facility Agent (who constitutes the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement)) and (e) Lenders constituting the Required Lenders under the Credit Facility Agreement.

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Section 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Lenders, Credit Facility Agent and Intercreditor Agent that:

3.1 upon the effectiveness of the consent and amendments set forth in Section 1, no Unmatured Loan Facility Event of Default or Loan Facility Event of Default has occurred and is Continuing or will result from the consummation of the transactions contemplated by this Second Amendment; and

3.2 upon the effectiveness of the consent and amendments set forth in Section 1, each of the representations and warranties of the Obligors in the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents is true and correct in all material respects except (A) for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) for the representations and warranties set forth in Section 5.1 (Initial Representations and Warranties of the Obligors) of the Common Terms Agreement, which are made only on the Closing Date.

Section 4. Finance Document. This Second Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement. Each of the parties hereto agree that each reference to “Common Terms Agreement” in each Finance Document, including the Intercreditor Agreement and Credit Facility Agreement, shall refer to the Common Terms Agreement as amended by the First Amendment and as amended hereby.

Section 5. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

Section 6. Headings. All headings in this Second Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7. Binding Nature and Benefit; Amendment. This Second Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Second Amendment may not be amended or modified except pursuant to a written instrument signed by all parties hereto.

Section 8. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

Section 9. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement, the Credit Facility Agreement and the other Finance Documents shall continue unchanged and shall remain in full force and effect. This Second Amendment shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Finance Documents or any of the instruments or documents referred to therein, nor shall this Second Amendment apply to any other matters.

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Section 10. E-Signature. The words “execution,” “signed,” “signature,” and words of like import in this Second Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any legal requirements, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11. Direction to Credit Facility Agent and Intercreditor Agent.

11.1 By their signature below, each of the undersigned Credit Facility Lenders instructs the Credit Facility Agent to (i) execute this Second Amendment and (ii) direct the Intercreditor Agent to execute this Second Amendment; and

11.2 Based on the instructions above, the Credit Facility Agent, constituting the Requisite Intercreditor Parties (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to execute this Second Amendment.

[Remainder of the page left intentionally blank.]

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

VENTURE GLOBAL CALCASIEU PASS, LLC, as the Borrower

By:	/s/ Keith Larson
Name: Keith Larson
Title: Secretary

TRANSCAMERON PIPELINE, LLC, as the Guarantor

By:	/s/ Keith Larson
Name: Keith Larson
Title: Secretary

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Credit Facility Agent

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Director

By:	/s/ Frederic Bouley
Name:	Frederic Bouley
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Intercreditor Agent

By:	/s/ Brian Caldwell
Name:	Brian Caldwell
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

BASISGV/PX (Investments) Ltd., as Lender

By:	/s/ Laurie Harding
Name:	Laurie Harding
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Bank Gospodarstwa Krajowego, as Lender

By:	/s/ Maryla Posyniak
Name:	Maryla Posyniak

By:	/s/ Sylwia Sieminska
Name:	Sylwia Sieminska

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

CaixaBank, as Lender

By:	/s/ Antoni Jofre
Name: Antoni Jofre
Title: Director/PoA

By:	/s/ Helena Torres
Name: Helena Torres
Title: Director/PoA

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

CIT Bank, N.A., as Lender

By:	/s/ Joseph Gyurindak
Name: Joseph Gyurindak
Title: Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

LANDESBANK HESSEN-THÜRINGE GIROZENTRALE, NEW YORK BRANCH, as Lender

By:	/s/ David A. Leech
Name: David A. Leech
Title: Senior Vice President

Credit Risk Management Corporate Finance New York

By:	/s/ Raf Goebel
Name: Raf Goebel
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

FirstBank Puerto Rico d/b/a FirstBank Florida, as Lender

By:	/s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP, Corporate Banking

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Goldman Sachs Bank USA, as Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

ING Capital LLC, as Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Gabriel D’Huart
Name: Gabriel D’Huart
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

JPMORGAN CHASE BANK N.A., as Lender

By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Executive Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as Lender

By:	/s/ Leonard Crann
Name: Leonard Crann
Title: Head of Americas Region

By:	/s/ Adam Rahal
Name: Adam Rahal
Title: Legal Counsel

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

BANCO DE SABADELL, S.A., MIAMI BRANCH, as Lender

By:	/s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Banco Santander, S.A., New York Branch, as Lender

By:	/s/ Pablo Urgoiti
Name: Pablo Urgoiti
Title: Managing Director

By:	/s/ Nuno Andrade
Name: Nuno Andrade
Title: Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Wori America Bank, as Lender

By:	/s/ Young Suk Song
Name: Young Suk Song
Title: SVP

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Lender

By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATIXIS, NEW YORK BRANCH, as Lender

By:	/s/ Amit Roy
Name: Amit Roy
Title: Executive Director

By:	/s/ Nasir Khan
Name: Nasir Khan
Title: Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/s/ Vinod Mukani
Name: Vinod Mukani
Title: Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA, as Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR NATWEST GROUP PENSION FUND (AA SECTION), as Lender

By:	/s/ Lisa Shaw
Name: Lisa Shaw
Title: Attorney

By:	/s/ Jinny Hwang
Name: Jinny Hwang
Title: Attorney

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

NATWEST PENSION TRUSTEE LIMITED AS TRUSTEE FOR NATWEST GROUP PENSION FUND (MAIN FUND SECTION), as Lender

By:	/s/ Lisa Shaw
Name: Lisa Shaw
Title: Attorney

By:	/s/ Jinny Hwang
Name: Jinny Hwang
Title: Attorney

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

WOORI GLOBAL INFRASTRUCTURE SYNERGY-UP FUND, as Lender

By:	/s/ Seung Won Kwak
Name: Seung Won Kwak
Title: Manager

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

Morgan Stanley Senior Funding, Inc., as Lender

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Acknowledged and agreed as of the first date set forth above.

KFW IPEX-BANK GMBH, as Lender

By:	/s/ Thrun
Name: Thrun
Title: Director

By:	/s/ Anton
Name: Anton
Title: Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT